SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-VERTEX COMM CORP

          GABELLI FUNDS, LLC.

                                 2/04/00          239,000-           22.0000
                                 2/03/00            1,000            21.6750
                                 2/02/00            1,000            21.4875
                                 2/01/00            1,000            21.2688
                                 1/31/00            1,500            21.2792
                                 1/28/00            1,000            21.0813
                                 1/27/00              500            21.1125
                                 1/26/00              500            21.1750
                                 1/25/00            1,000            21.1750
                                 1/24/00            1,500            21.0500
                                 1/20/00            1,000            20.8938
                                 1/19/00              500            20.8625
                                 1/18/00            2,300            20.9033
                                 1/14/00            3,200            21.0656
                                 1/12/00            2,500            21.0000
                                 1/11/00            1,400            20.9652
                                 1/10/00            1,100            20.9193
                                 1/07/00            2,500            20.8000


          GABELLI ASSOCIATES FUND
                                 2/04/00          40,000-            22.0000

          GABELLI ASSOCIATES LIMITED
                                 2/04/00          12,000-            22.0000








           (1) THE TRANSACTIONS ON 2/04/00 WERE IN CONNECTION WITH THE TENDER OFFER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D. ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.